                             NU-TECH BIO-MED., INC.
          PRO FORMA COMBINED BALANCE SHEET AND STATEMENT OF OPERATIONS
                                   (UNAUDITED)

BACKGROUND INFORMATION

Acquisition of Medical Science Institute

On November 18, 1996, the United States Bankruptcy Court of the Central District of California approved the First Amended Plan of Reorganization (the "MSI Plan") of Medical Science Institute ("MSI") pursuant to which the Company acquired all of the capital stock of MSI. MSI provides clinical laboratory testing services. MSI is a California corporation with its principal executive offices located in Burbank, California. Pursuant to the MSI Plan, the holders of all of the MSI capital stock (including any and all options, warrants, and other convertible securities) will receive 134,228 shares of Common Stock of Nu-Tech with an aggregate value of $2 million. The number of shares of Common Stock to be issued under the MSI Plan are based on the average closing price of a share of Common Stock on the NASDAQ SmallCap Market for the 15 day period preceding November 18, 1996.

The confirmed plan requires Nu-Tech to make the following approximate cash payments on the Confirmation date to satisfy the liabilities subject to compromise of approximately $9.8 million. Additionally, certain capital leases have been restructured in connection with the bankruptcy proceedings. Subsequent to the Confirmation date, approximately $668,000 of capital lease obligations were recorded by the Company. Payments required by Nu-Tech were approximately as follows:

Borrowing and accrued interest under line of credit                                 $2,600,000
Allowed general unsecured claims                                                       750,000
Administrative claims one                                                              750,000
Post-petition payroll taxes                                                            572,000
False Claims Act                                                                        75,000
Other                                                                                  103,000
                                                                                    ==========

Total to be paid                                                                    $4,850,000
                                                                                    ==========

In addition, Nu-Tech is obligated to make post Confirmation date payments of up to an additional $425,000 in administrative expenses and $368,000 for payroll and property taxes. At the hearing confirming the MSI Plan held on November 18, 1996, the Company tendered $2,250,000 to the Court. On December 2, 1996, the Company tendered approximately $2,600,000 to the Court to pay off the amount owed under the line of credit.

Acquisition of assets of Prompt Medical Billing Services, Inc.

On October 21, 1996, Nu-Tech Bio-Med, Inc., a Delaware corporation (the "Company" or "Nu-Tech") through a newly formed wholly owned subsidiary, NTBM Billing Services, Inc. acquired substantially all of the operating assets of Prompt Medical Billing Services, Inc. ("Prompt"), a medical billing service business in Miami, Florida. The acquisition was in the form of a purchase. The Company acquired the assets for a total consideration of $675,000 consisting of $100,000 in cash and 37,404 shares of restricted common stock of the Company. The number of shares may be subject to increase in the event the fair market value of the shares at the termination of the two year period is less than $500,000 or in the event the holders are unable to sell the shares.

Loan from Third Party Lendor

On December 2, 1996, Nu-Tech obtained a loan in the principal amount of $2,500,000 from a third party lendor and utilized the loan proceeds to pay off the line of credit, as required under the MSI Plan (see above).

BASIS OF ACCOMPANYING UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Accompanying Unaudited Pro Forma Combined Financial Statements presents the historical financial statements of Nu-Tech, Pro Forma Combined Financial Statements, Nu-Tech and Prompt (which includes Nu-Tech and the acquisition of Prompt taking into consideration pro forma adjustments), the historical financial statements of MSI, the pro forma adjustments relating to the MSI acquisition and Pro Forma Combined (which includes Nu-Tech and the acquisition of Prompt and MSI taking into consideration pro forma adjustments).

The results of the acquired operations will be included in the Company's operating results as of the closing dates of the acquisitions. The Unaudited Pro Forma Combined Balance Sheet assumes that the acquisitions occurred on September 30, 1996. The Unaudited Pro Forma Combined Statements of Operations combines the historical results of operations of the acquired companies for the year ended December 31, 1995 and the nine months ended September 30, 1996 assuming the acquisitions occurred on January 1, 1995 and January 1, 1996, respectively. The unaudited pro forma combined statement of operations do not reflect cost savings and synergies which might be achieved from the acquisitions. In addition, the unaudited pro forma combined statement of operations do not consider non-recurring charges, if any, which may result from the transaction and the proposed integration of the acquired companies into the Company.

The Unaudited Pro Forma Combined Balance Sheet includes direct transaction costs associated with the acquisitions. The actual allocation of the final purchase price may be different from that reflected in the pro forma combined condensed financial statements. For the purposes of these Pro Forma Financial Statements the fair value of the fixed assets is assumed to approximate the book value. The Company has not completed its evaluation of the carrying value of fixed assets or intangible assets acquired. Such evaluation is expected to be completed prior to the filing of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.

Management believes that the assumptions used in preparing these unaudited pro forma combined financial statements provide a reasonable basis for presenting all of the significant effects of the acquisitions. These unaudited pro forma combined financial statements do not purport to be indicative of the results which actually would have been obtained had the acquisitions been effected on the date indicated or of those results which may be achieved in the future. The pro forma combined financial statements should be read in conjunction with the consolidated financial statements included in the Nu-Tech's Annual Report on Form 10-KSB for the year ended December 31, 1995 and on Form 10-QSB for the nine month period ended September 30, 1996.

Pro Forma Adjustments

A summary of the Pro Forma Adjustments is set forth as follows:

(a) To record the cost of the acquired assets (cash and common shares issued) and the excess of such costs over the fair value of assets acquired (goodwill); and to reflect the elimination of liabilities not assumed in the acquisition.

(b) To record direct costs of the acquisition including legal and accounting services.

(c) To record the cash payment made by Nu-Tech to the bankruptcy court used to pay down liabilities subject to compromise.

(d)      To record proceeds received from a third party notes payable.

(e) To record the Nu-Tech payment to pay off the line of credit to Austin Financial on MSI's books.

(f)      To record goodwill amortization expense.

                              Nu-Tech Bio-Med, Inc.
                   Unaudited Pro Forma Combined Balance Sheet
                               September 30, 1996

                                                                     ProForma
                                                 Nu-Tech             Combined                MSI
                                                Historical      (Nu-Tech and Prompt)      Historical
                                           September 30, 1996    September 30, 1996   September 30, 1996
                                           ------------------    ------------------   ------------------
ASSETS
Current Assets:
      Cash and cash equivalents                $  3,616,195        $  3,516,155        $      1,735
      Accounts receivable, net                       27,673              27,673           2,577,813
      Inventory                                                                             132,017
      Prepaid expenses                               88,705              88,705              72,684
      Other current assets                           29,093              29,093
                                                  ---------           ---------           ---------
 Total current assets                             3,761,666           3,661,666           2,784,249



 Equipment and leasehold improvements,
   net                                              405,347             405,347             605,797
 Deferred acquisition costs                         170,878             170,878
 Patents, net                                       140,450             140,450
 Goodwill, net                                      252,566             967,566
 Other assets                                                                                70,828
                                               ------------        ------------        ------------
 Total Assets                                  $  4,730,907        $  5,345,907        $  3,460,874
                                               ============        ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                          $    117,838        $    117,838        $    199,287
     Accrued expenses                               731,305             771,305           1,343,317
     Notes Payable
     Liabilities subject to compromise                                                    9,782,598
     Other Current Liabilities                       65,571              65,571
     Current portion of long term debt              205,380             205,380
     Current portion of capitalized
       lease obligations                             14,789              14,789
                                               ------------        ------------        ------------
Total current liabilities                         1,134,883           1,174,883          11,325,202

Debt                                                164,452             164,452
Capitalized lease obligations                        22,304              22,304
Deferred income                                       5,540               5,540
                                               ------------        ------------        ------------
Total liabilities                                 1,327,179           1,367,179          11,325,202

Stockholders' equity:
     Preferred stock
     Common stock                                    19,921              20,295              18,000
     Capital in excess of par                    20,171,241          20,745,867
     Deferred consulting expense                   (110,000)           (110,000)
     Unvested common stock grant                   (243,303)           (243,303)
     Retained Earnings (Accumulated
       Deficit)                                 (16,434,131)        (16,434,131)         (7,882,328)
                                               ------------        ------------        ------------
Total stockholders' equity                        3,403,728           3,978,728          (7,864,328)
                                               ============        ============        ============
Total Liabilities and Stockholders'
   Equity                                      $  4,730,907        $  5,345,907        $  3,460,874
                                               ============        ============        ============


                                                 Pro Forma                  Pro Forma
                                                Adjustments                  Combined
                                                -----------                  --------
ASSETS
Current Assets:
      Cash and cash equivalents                $(2,350,000) c,d,e        $  1,167,930
      Accounts receivable, net                                              2,605,486
      Inventory                                                               132,017
      Prepaid expenses                                                        161,389
      Other current assets                                                     29,093
                                                ----------                  ---------
 Total current assets                           (2,350,000)                 4,095,915



 Equipment and leasehold improvements,
   net                                                                      1,011,144
 Deferred acquisition costs                                                   170,878
 Patents, net                                                                 140,450
 Goodwill, net                                   6,496,086 a,b              7,463,652
 Other assets                                                                  70,828
                                              ------------               ------------
 Total Assets                                 $  4,146,086               $ 12,952,867
                                              ============               ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                                    $    317,125
     Accrued expenses                             200,000  b                2,314,622
     Notes Payable                              2,500,000  d                2,500,000
     Liabilities subject to compromise         (8,418,242) a,c,e            1,364,356
     Other Current Liabilities                                                 65,571
     Current portion of long term debt                                        205,380
     Current portion of capitalized
       lease obligations                                                       14,789
                                              ------------               ------------
Total current liabilities                      (5,718,242)                  6,781,843

Debt                                                                          164,452
Capitalized lease obligations                                                  22,304
Deferred income                                                                 5,540
                                              ------------               ------------
Total liabilities                               (5,718,242)                 6,974,139

Stockholders' equity:
     Preferred stock
     Common stock                                  (16,658) a                  21,637
     Capital in excess of par                    1,998,658A                22,744,525
     Deferred consulting expense                                             (110,000)
     Unvested common stock grant                                             (243,303)
     Retained Earnings (Accumulated
       Deficit)                                  7,882,328  a             (16,434,131)
                                              ------------               ------------
Total stockholders' equity                       9,864,328                 5,978,728
                                              ============               ============
Total Liabilities and Stockholders'
   Equity                                     $  4,146,086               $ 12,952,867
                                              ============               ============

                              Nu-Tech Bio-Med, Inc
              Unaudited Pro Forma Combined Statement of Operations
                          Year Ended December 31, 1995

                                                            ProForma
                                        Nu-Tech             Combined                MSI
                                       Historical      (Nu-Tech and Prompt)      Historical
                                   For the year ended   For the year ended   For the year ended     Pro Forma      Pro Forma
                                    December 31, 1995   December 31, 1995     December 31, 1995    Adjustments      Combined
                                    -----------------   -----------------     -----------------    -----------      --------
Revenues:
     Assay sales                      $    161,701        $    161,701                                            $    161,701
     Laboratory revenues                                                        19,055,559                          19,055,559
     Investment and
       interest income                     158,977             159,577                  60                             159,637
     Fee income                                                202,185                                                 202,185
     Other                                   2,100               2,100              86,494                              88,594
                                      ------------        ------------        ------------        ------------    ------------
Total revenues                             322,778             525,563          19,142,113                  --      19,667,676

Expenses:
     Selling, general and
       administrative                    1,430,354           1,590,391           6,568,379                           8,158,770
     Operating Costs                       288,443             288,443          14,073,399                          14,361,842
     Interest                               33,514              33,514             658,007                             691,521
     Reorganization Expense                                                        157,456                             157,456
     Penalties                                                                       3,660                               3,660
     Loss (Gain) on sale
      of asset                                                                       4,048                               4,048
     Depreciation and
      amortization                         659,424             725,924             349,074            649,609        1,724,607
                                      ------------        ------------        ------------        ------------    ------------
Total expenses                           2,411,735           2,638,272          21,814,023            649,609(f)     25,101,904
                                      ------------        ------------        ------------        ------------    ------------
 Net income (loss)                    $ (2,088,957)       $ (2,112,709)       $ (2,671,910)       $   (649,609)   $ (5,434,228)
                                      ============        ============        ============        ============    ============

Net loss per common share             $      (1.33)                                                               $      (3.12)

Weighted average common
  shares outstanding                     1,570,498                                                                   1,742,130

                                 Nu-Tech Bio-Med
              Unaudited Pro Forma Combined Statement of Operations
                   Nine Month Period Ended September 30, 1996

                                                                                      Pro Forma
                                                          Nu-Tech                      Combined                       MSI
                                                        Historical               (Nu-Tech and Prompt)              Historical
                                                  For the 9 months ended        For the 9 months ended       For the 9 months ended
                                                    September 30, 1996            September 30, 1996            September 30, 1996
                                                    ------------------            ------------------            ------------------
Revenues:
     Assay sales                                          $ 74,508                      $ 74,508
     Revenues                                                                                                      10,731,990
     Investment and interest income                        129,347                       129,736
     Fee income                                                                          180,288
                                                      ------------                  ------------                 ------------
Total revenues
                                                           203,855                       384,532                   10,731,990

Expenses:
     Selling, general and administrative                 1,366,283                     1,489,711                    2,921,159
     Operating Costs                                       253,326                       253,326                    8,485,220
     Deferred Acquisition Costs Charged Off                218,914                       218,914
     Interest                                               22,571                        22,571                      304,702
     Reorganization Expenses                                                                                          963,133
     Penalties                                                                                                        123,285
     Depreciation and amortization                         900,370                       950,245                      228,728
                                                      ------------                  ------------                 ------------
Total expenses                                           2,761,464                     2,934,767                   13,026,227
                                                      ------------                  ------------                 ------------
 Net income (loss)                                    $ (2,557,609)                 $ (2,550,235)                $ (2,294,237)
                                                      ============                  ============                 ============

Net loss per common share                                 $ (1.37)

Weighted average common shares outstanding              1,868,247


                                                           Pro Forma                Pro Forma
                                                           Adjustments                Combined
                                                           -----------                --------
Revenues:
     Assay sales                                                                      $ 74,508
     Revenues                                                                       10,731,990
     Investment and interest income                                                    129,736
     Fee income                                                                        180,288
                                                         ----------             --------------
Total revenues                                                                      11,116,522
                                                                 --

Expenses:
     Selling, general and administrative                                            4,410,870
     Operating Costs                                                                8,738,546
     Deferred Acquisition Costs Charged Off                                           218,914
     Interest                                                                         327,273
     Reorganization Expenses                                                          963,133
     Penalties                                                                        123,285
     Depreciation and amortization                          487,206(f)              1,666,179
                                                         ----------             --------------
Total expenses                                              487,206                16,448,200
                                                         ----------             --------------
 Net income (loss)                                       $ (487,206)            $   (5,331,678)
                                                         ==========             ==============

Net loss per common share                                                       $        (2.61)

Weighted average common shares outstanding                                           2,039,879